Exhibit 99.1

NEWS RELEASE

2108 East South Boulevard	Montgomery, Alabama 36116	Telephone 334-288-3900

CONTACT:	Stephen G. Rutledge	RELEASE DATE: July 20, 2005
Senior Vice President, CFO
and Chief Investment Officer
(334) 613-4500

ALFA CORPORATION REPORTS SECOND QUARTER RESULTS

Montgomery, Alabama (July 20, 2005) — Alfa Corporation (Nasdaq/NM:ALFA) today announced financial results for the second quarter and six months ended June 30, 2005. Operating income for the second quarter was $27,332,929, or $0.34 per diluted share, compared with operating income of $19,311,504, or $0.24 per diluted share for the second quarter of 2004, an increase of 41.5% on a per share basis. Net income, which includes net realized investment gains and losses, was $28,555,161, or $0.35 per diluted share for the second quarter of 2005, compared with $20,566,130, or $0.26 per diluted share for the second quarter of 2004, an increase of 38.8%. Premiums and policy charges for the second quarter of 2005 increased 12.7% to $156,892,571.

For the six months ended June 30, 2005, operating income was $48,177,076 compared with operating income of $43,841,114 for the first half of 2004. On a per share basis, operating income increased 9.9% to $0.60 per diluted share for the six-month period in 2005 compared with $0.54 per diluted share for the similar period in 2004. Net income, which includes net realized investment gains, was $50,125,505, or $0.62 per diluted share for the first six months of 2005, compared with net income of $46,043,017, or $0.57 per diluted share for the same period in 2004, a per share increase of 8.8%. Premiums and policy charges increased 12.0% to $311,670,728 for the first half of 2005.

Alfa’s Chairman, President and Chief Executive Officer, Jerry A. Newby, said, “Strong performance in both our property casualty and life operations produced another record quarter for Alfa Corporation. We are extremely proud of our results for the second quarter with income increasing over 50% in our combined insurance operations. New production by our exclusive agency force, combined with the addition of Alfa Virginia Mutual and Alfa Vision Insurance, led to a 13% increase in our premium and policy charges. We are excited about our company’s direction and look forward to the second half of 2005.”

Alfa Corporation will host a conference call today at 10:30 a.m. Eastern time. Investors and other interested parties may access the teleconference by calling 800-289-0730, or via links located on Alfa’s web site: www.alfains.com. A 30-day Internet play of the call will also be available from Alfa’s web site.

Alfa Corporation is engaged in insurance and financial activities through its subsidiaries. The common stock of Alfa Corporation is traded on the Nasdaq Stock Market’s National Market under the symbol ALFA.

The associated investor supplement package for the second quarter and six months ended June 30, 2005, may be found by clicking on the webcast link in the “Invest in Alfa” section of Alfa’s website and is also available at: http://www.irinfo.com/alfa/2q05fsx.pdf.

Investors are cautioned that statements in this press release which relate to the future are, by their nature, uncertain and dependent upon numerous contingencies - including political, economic, regulatory, climatic, competitive, legal, and technological - any of which could cause actual results and events to differ materially from those indicated in such forward-looking statements. Additional information regarding these and other risk factors and uncertainties may be found in Alfa Corporation’s filings with the Securities and Exchange Commission.

-MORE-

ALFA Reports Second Quarter Results

July 20, 2005

ALFA CORPORATION

CONSOLIDATED CONDENSED STATEMENTS OF INCOME

(UNAUDITED)

	Six Months Ended June 30,			Statistics		Three Months Ended June 30,			Statistics
	2005	2004	% Change	2005	2004	2005	2004	% Change	2005	2004
Revenues
Premiums - Property and Casualty Insurance	273,343,821	242,389,710	12.77			138,986,041	122,346,043	13.60
Premiums - Life Insurance	20,303,738	18,568,127	9.35			9,212,787	8,421,189	9.40
Policy Charges - Life Insurance	18,023,169	17,442,480	3.33			8,693,743	8,452,283	2.86
Net Investment Income	45,882,057	44,454,131	3.21			22,906,901	22,552,970	1.57
Other Income	9,163,229	1,537,563	495.96			2,227,936	620,796	258.88

Total Revenues	366,716,014	324,392,011	13.05			182,027,408	162,393,281	12.09

Benefits and Expenses
Benefits & Settlement Expenses	213,287,106	191,560,423	11.34	58.16	59.05	101,529,176	100,986,535	0.54	55.78	62.19
Dividends to Policyholders	2,021,825	1,962,954	3.00	0.55	0.61	944,351	920,229	2.62	0.52	0.57
Amortization of Deferred Policy Acquisition Costs	53,529,672	46,274,103	15.68	14.60	14.26	27,693,546	23,368,804	18.51	15.21	14.39
Other Operating Expenses	32,094,924	24,345,953	31.83	8.75	7.51	13,409,925	11,273,011	18.96	7.37	6.94

Total Expenses	300,933,527	264,143,433	13.93	82.06	81.43	143,576,998	136,548,579	5.15	78.88	84.09

Income Before Provision for Income Taxes	65,782,487	60,248,578	9.19	17.94	18.57	38,450,410	25,844,702	48.77	21.12	15.91
Provision For Income Taxes	17,605,411	16,407,464	7.30	26.76	27.23	11,117,481	6,533,198	70.17	28.91	25.28

Operating Income	48,177,076	43,841,114	9.89			27,332,929	19,311,504	41.54
Realized Investment Gains, Net of Tax	1,948,429	2,201,903	(11.51)			1,222,232	1,254,626	(2.58)

Net Income	50,125,505	46,043,017	8.87			28,555,161	20,566,130	38.85

Operating Income Per Share - Basic	0.60	0.55	9.81			0.34	0.24	41.46

Operating Income Per Share - Diluted	0.60	0.54	9.86			0.34	0.24	41.52

Net Income Per Share - Basic	0.63	0.58	8.79			0.36	0.26	38.77

Net Income Per Share - Diluted	0.62	0.57	8.84			0.35	0.26	38.83

Dividends Per Share	0.1875	0.1675	11.94			0.1000	0.0875	14.29

Average Shares Outstanding - Basic	80,124,054	80,068,036	0.07			80,082,617	80,039,000	0.05

Average Shares Outstanding - Diluted	80,609,351	80,590,799	0.02			80,538,612	80,531,351	0.01

Management believes that operating income and operating income per share, non-GAAP financial measures, serve as meaningful tools for assessing the profitability of the Company’s ongoing operations. Operating income is defined by the Company as net income excluding realized investment gains and losses, net of applicable taxes. Operating income per share represents operating income divided by the weighted average shares outstanding for the reporting period. Management uses operating income and operating income per share as measures of the Company’s ongoing profitability since they eliminate the effect of securities market volatility from earnings.

-MORE-

ALFA Reports Second Quarter Results

July 20, 2005

ALFA CORPORATION

CONSOLIDATED BALANCE SHEETS

	June 30, 2005	December 31, 2004	% Change
	(Unaudited)
Assets
Investments:
Fixed Maturities Held for Investment, at amortized cost (fair value $108,327 in 2005 and $123,935 in 2004)	$101,442	$114,708	-11.57%
Fixed Maturities Available for Sale, at fair value (amortized cost $1,356,809,245 in 2005 and $1,305,288,027 in 2004)	1,412,718,571	1,354,507,490	4.30%
Equity Securities Available for Sale, at fair value (cost $96,308,359 in 2005 and $83,445,562 in 2004)	106,500,417	99,701,250	6.82%
Policy Loans	59,866,125	58,476,569	2.38%
Collateral Loans	117,136,148	110,792,974	5.73%
Commercial Leases	3,348,057	4,155,791	-19.44%
Other Long-Term Investments	145,703,454	145,474,366	0.16%
Short-Term Investments	70,384,433	80,988,969	-13.09%

Total Investments	1,915,758,647	1,854,212,117	3.32%
Cash	17,490,372	20,052,493	-12.78%
Accrued Investment Income	16,518,692	16,726,050	-1.24%
Accounts Receivable	77,722,823	50,452,538	54.05%
Reinsurance Balances Receivable	2,511,978	5,279,560	-52.42%
Deferred Policy Acquisition Costs	194,431,695	183,258,224	6.10%
Assets Classified as Held for Sale	77,752,016	77,450,278	0.39%
Goodwill	13,924,306	—	100.00%
Other Intangible Assets (net of accumulated amortization of $341,700 in 2005)	8,766,300	—	100.00%
Other Assets	19,315,389	15,266,244	26.52%

Total Assets	$2,344,192,218	$2,222,697,504	5.47%

Liabilities and Stockholders’ Equity
Policy Liabilities and Accruals - Property and Casualty Insurance	$143,565,172	$154,107,730	-6.84%
Policy Liabilities and Accruals - Life Insurance Interest-Sensitive Products	587,295,857	555,733,736	5.68%
Policy Liabilities and Accruals - Life Insurance Other Products	187,181,916	180,410,535	3.75%
Unearned Premiums	219,502,309	185,856,467	18.10%
Dividends to Policyholders	11,224,057	11,262,132	-0.34%
Premium Deposit and Retirement Deposit Funds	6,285,672	6,369,125	-1.31%
Deferred Income Taxes	44,247,356	43,100,038	2.66%
Liabilities Associated with Assets Classified as Held for Sale	683,876	340,876	100.62%
Other Liabilities	72,648,385	73,877,730	-1.66%
Due to Affiliates	20,896,586	29,995,986	-30.34%
Commercial Paper	223,909,322	204,303,206	9.60%
Notes Payable	70,000,000	70,000,000	0.00%
Notes Payable to Affiliates	24,873,787	15,887,635	56.56%

Total Liabilities	1,612,314,295	1,531,245,196	5.29%

Commitments and Contingencies
Stockholders’ Equity :
Preferred Stock, $1 par value Shares authorized: 1,000,000 Issued: None	—	—	0.00%
Common Stock, $1 par value Shares authorized: 110,000,000 Issued: 83,783,024	83,783,024	83,783,024	0.00%
Outstanding: 80,028,804 in 2005 and 79,833,467 in 2004 Capital in Excess of Par Value	15,164,546	10,961,782	38.34%
Accumulated Other Comprehensive Income (unrealized gains on securities available for sale, net of tax of $39,343,682 in 2005 and $39,450,553 in 2004; unrealized (losses) on interest rate swap contract, net of tax of ($728,751) in 2005 and ($1,406,747) in 2004; unrealized gains on other long-term investments, net of tax of $7,701 in 2005 and $16,565 in 2004)	38,622,632	38,060,371	1.48%
Retained Earnings	634,685,588	599,609,509	5.85%
Treasury Stock, at cost (shares, 3,754,220 in 2005 and 3,949,557 in 2004)	(40,377,867)	(40,962,378)	-1.43%

Total Stockholders’ Equity	731,877,923	691,452,308	5.85%

Total Liabilities and Stockholders’ Equity	$2,344,192,218	$2,222,697,504	5.47%

Book Value per share	$9.15	$8.66

Book Value per share (excluding FAS 115)	$8.81	$8.37

-END-

Alfa Corporation

Investor Supplement

Second Quarter 2005

This Investor Supplement is for informational purposes only. The consolidated financial statements and financial exhibits included herein are unaudited. These consolidated financial statements and exhibits should be read in conjunction with the consolidated financial statements and notes thereto included in the Annual Report on Form 10-K for 2004.

Measures used in these financial statements and exhibits that are not based on generally accepted accounting principles (“non-GAAP”) are denoted with an asterisk (*) the first time they appear. These measures are defined on the page “Definitions of Non-GAAP and Operating Measures” and are reconciled to the most directly comparable GAAP measure herein.

ALFA CORPORATION

PROPERTY/CASUALTY SEGMENT (UNAUDITED)

(in thousands, except ratios and per share data)

	Six Months Ended June 30,			Ratios		Three Months Ended June 30,			Ratios
	2005	2004	% Change	2005	2004	2005	2004	% Change	2005	2004
INCOME STATEMENT
Revenues
Automobile Premiums	$168,841	$152,559	10.7			$86,556	$76,835	12.7
Homeowner Premiums	98,051	83,140	17.9			49,752	42,122	18.1
Other Premiums	7,601	6,691	13.6			3,827	3,389	12.9

Total Premiums - Property and Casualty Insurance	274,493	242,390	13.2	100.0%	100.0%	140,135	122,346	14.5	100.0%	100.0%
Net Investment Income	18,238	14,952	22.0			8,927	7,530	18.6
Other Income	679	601	13.0			360	252	42.9

Total Revenues	293,410	257,943	13.7			149,422	130,128	14.8
Benefits, Losses and Expenses
Incurred Losses (Non-storm)	153,962	136,636	12.7	56.1%	56.4%	77,508	68,200	13.6	55.3%	55.7%
Incurred Losses (Storm)	11,635	9,230	26.1	4.2%	3.8%	—	9,230	(100.0)	0.0%	7.5%
Loss Adjustment Expense	10,390	9,542	8.9	3.8%	3.9%	5,843	4,850	20.5	4.2%	4.0%

Total Benefits, Claims, Losses and Settlement Expenses	175,987	155,408	13.2	64.1%	64.1%	83,351	82,280	1.3	59.5%	67.3%
Amortization of Deferred Policy Acquisition Costs	48,697	41,690	16.8	17.7%	17.2%	25,335	21,094	20.1	18.1%	17.2%
Other Operating Expenses	16,468	14,127	16.6	6.0%	5.8%	7,481	6,822	9.7	5.3%	5.6%

Total Operating Expenses	65,165	55,817	16.7	23.7%	23.0%	32,816	27,916	17.6	23.4%	22.8%

Total Benefits, Losses and Expenses	241,152	211,225	14.2	87.9%	87.1%	116,167	110,196	5.4	82.9%	90.1%

Income Before Provision for Income Taxes	52,258	46,718	11.9			33,255	19,932	66.8
Provision For Income Taxes	12,719	11,929	6.6			9,216	4,565	101.9

Operating Income *	39,539	34,789	13.7			24,039	15,367	56.4
Realized Investment Gains (Losses), Net of Tax	211	65	224.6			(4)	76	(105.3)

Net Income	$39,750	$34,854	14.0			$24,035	$15,443	55.6

Operating Income Per Share - Diluted *	$0.49	$0.43	13.6			$0.30	$0.19	56.4
Net Income Per Share - Diluted	$0.49	$0.43	14.0			$0.30	$0.19	55.6

Operating Return on Equity*	17.9%	17.5%

Return on Equity*	17.2%	16.7%

Other Key Information
Earned Premium by Region
Alabama	$220,354	$208,407	5.7	80.3%	86.0%	$110,988	$105,135	5.6	79.2%	85.9%
Georgia	16,830	16,016	5.1	6.1%	6.6%	8,475	8,123	4.3	6.0%	6.6%
Mississippi	19,550	17,967	8.8	7.1%	7.4%	9,960	9,088	9.6	7.1%	7.4%
VA Mutual	10,787	—	100.0	3.9%	0.0%	5,476	—	100.0	3.9%	0.0%
Vision	6,972	—	100.0	2.5%	0.0%	5,236	—	100.0	3.7%	0.0%

Total Earned Premium	$274,493	$242,390	13.2	100.0%	100.0%	$140,135	$122,346	14.5	100.0%	100.0%

Incurred Losses by Region (Non-storm)
Alabama	$120,686	$115,940	4.1	54.8%	55.6%	$60,826	$57,541	5.7	54.8%	54.7%
Georgia	12,592	10,336	21.8	74.8%	64.5%	6,575	5,209	26.2	77.6%	64.1%
Mississippi	12,249	10,360	18.2	62.7%	57.7%	4,571	5,450	(16.1)	45.9%	60.0%
VA Mutual	4,843	—	100.0	44.9%	—	2,818	—	100.0	51.5%	—
Vision	3,592	—	100.0	51.5%	—	2,718	—	100.0	51.9%	—

Total Incurred Losses	$153,962	$136,636	12.7	56.1%	56.4%	$77,508	$68,200	13.6	55.3%	55.7%

Lapse Ratio: Preferred and Standard Classes *	3.31%	3.69%				3.21%	3.52%
Net Written Premium by LOB
Automobile	$185,003	$155,914	18.7			$87,709	$75,737	15.8
Homeowners	109,543	89,167	22.9			55,290	47,300	16.9
Other	8,641	7,338	17.8			4,287	3,852	11.3

Total Net Written Premium	$303,187	$252,419	20.1			$147,286	$126,889	16.1

Net Written Premium by Region
Alabama	$227,961	$216,732	5.2			$114,647	$109,478	4.7
Georgia	17,260	16,776	2.9			8,384	8,135	3.1
Mississippi	20,473	18,911	8.3			10,134	9,276	9.2
VA Mutual	20,467	—	100.0			5,172	—	100.0
Vision	17,026	—	100.0			8,949	—	100.0

Total Net Written Premium	$303,187	$252,419	20.1			$147,286	$126,889	16.1

Data may differ from actual due to rounding.

ALFA CORPORATION

LIFE SEGMENT (UNAUDITED)

(in thousands, except ratios and per share data)

	Six Months Ended June 30,			Ratios		Three Months Ended June 30,			Ratios
	2005	2004	% Change	2005	2004	2005	2004	% Change	2005	2004
INCOME STATEMENT
Revenues
Traditional Life Insurance Premiums	$19,787	$18,076	9.5			$9,213	$8,421	9.4
Universal Life Policy Charges	10,280	9,877	4.1			5,198	4,982	4.3
Universal Life Policy Charges - COLI	2,262	2,160	4.7			703	656	7.2
Interest-sensitive Life Policy Charges	5,481	5,406	1.4			2,792	2,814	(0.8)
Group Life Insurance Premiums	517	492	5.1			—	—	0.0

Total Premiums and Policy Charges - Life Insurance	38,327	36,011	6.4	100.0%	100.0%	17,906	16,873	6.1	100.0%	100.0%
Net Investment Income	25,289	23,535	7.5			13,062	12,071	8.2
Other Income	—	—	0.0			—	—	0.0

Total Revenues	63,616	59,546	6.8			30,968	28,944	7.0
Benefits, Claims, Losses and Settlement Expenses	36,272	36,153	0.3	94.6%	100.4%	17,888	18,707	(4.4)	99.9%	110.9%
Dividends to Policyholders	2,022	1,963	3.0	5.3%	5.5%	944	920	2.6	5.3%	5.5%
Amortization of Deferred Policy Acquisition Costs	5,167	4,584	12.7	13.5%	12.7%	2,693	2,275	18.4	15.0%	13.5%
Other Operating Expenses	5,431	5,863	(7.4)	14.2%	16.3%	2,441	2,161	13.0	13.6%	12.8%

Total Benefits, Losses and Expenses	48,892	48,563	0.7	127.6%	134.9%	23,966	24,063	(0.4)	133.8%	142.6%

Income Before Provision for Income Taxes	14,724	10,983	34.1			7,002	4,881	43.5
Provision For Income Taxes	4,588	2,952	55.4			1,978	1,323	49.5

Operating Income	10,136	8,031	26.2			5,024	3,558	41.2
Realized Investment Gains, Net of Tax	1,736	2,289	(24.2)			1,225	1,179	3.9

Net Income	$11,872	$10,320	15.0			$6,249	$4,737	31.9

Operating Income Per Share - Diluted	$0.13	$0.10	26.2			$0.06	$0.04	41.2
Net Income Per Share - Diluted	$0.15	$0.13	15.0			$0.08	$0.06	31.9

Operating Return on Equity	7.2%	6.6%

Return on Equity	9.8%	9.4%

Other Key Information (all information presented on a STAT-basis)
Annualized New Business Premium by LOB
Traditional Life	$4,007	$3,629	10.4			$2,002	$1,754	14.1
Universal Life	2,300	1,965	17.0			916	856	7.0
Interest-sensitive Life	1,252	1,950	(35.8)			592	840	(29.5)

Total Issued New Business Premium by LOB	$7,559	$7,544	0.2			$3,510	$3,450	1.7

Annualized New Business Premium by Region
Alabama	$6,497	$6,545	(0.7)			$2,994	$2,947	1.6
Georgia	542	567	(4.4)			239	254	(5.9)
Mississippi	520	432	20.4			277	249	11.2

Total Issued New Business Premium by Region	$7,559	$7,544	0.2			$3,510	$3,450	1.7

Actual vs. Expected Mortality Ratio *	87%	103%				85%	116%
Persistency Ratio *	91.0%	92.2%

Data may differ from actual due to rounding.

ALFA CORPORATION

NONINSURANCE SEGMENT (UNAUDITED)

(in thousands, except ratios and per share data)

	Six Months Ended June 30,			Three Months Ended June 30,
	2005	2004	% Change	2005	2004	% Change
INCOME STATEMENT
Revenues
Equity Interest in MidCountry Financial	$907	$434	109.0	$84	$172	(51.2)
Loan Income	2,089	2,130	(1.9)	1,131	1,062	6.5
Other Net Investment Income	1,191	4,262	(72.1)	640	2,203	(70.9)

Total Net Investment Income	4,187	6,826	(38.7)	1,855	3,437	(46.0)
Other Income	12,215	990	1,133.8	5,587	396	1,310.9

Total Revenues	16,402	7,816	109.9	7,442	3,833	94.2
Benefits, Losses and Expenses
Claims and Settlement Expenses	1,492	—	100.0	754	—	100.0
Other Operating Expenses	13,325	3,980	234.8	6,361	2,148	196.1

Total Benefits, Losses and Expenses	14,817	3,980	272.3	7,115	2,148	231.2

Income Before Provision for Income Taxes	1,585	3,836	(58.7)	327	1,685	(80.6)
Provision For Income Taxes	501	1,526	(67.2)	127	645	(80.3)

Operating Income	1,084	2,310	(53.1)	200	1,040	(80.8)
Realized Investment Gains (Losses), Net of Tax	2	(152)	101.3	2	—	100.0

Net Income	$1,086	$2,158	(49.7)	$202	$1,040	(80.6)

Operating Income Per Share - Diluted	$0.01	$0.03	(53.1)	$0.00	$0.01	(80.8)
Net Income Per Share - Diluted	$0.01	$0.03	(49.7)	$0.00	$0.01	(80.6)

Operating Return on Equity	1.3%	3.9%

Return on Equity	1.3%	3.7%

Other Key Information

	6/30/05	6/30/04	% Change
Alfa Financial Corporation:
Loan Portfolio	$117,323	$106,332	10.3
Loan Portfolio Yield *	7.16%	6.88%
Loan Gross Charge-offs	$349	$316
Loan Net Charge-offs	$281	$270
Loan Delinquency Ratio *	1.25%	1.18%
MidCountry Financial Corporation:
Carrying Value (43% and 42% ownership at 6/30/05 and
6/30/04, respectively)	$52,959	$15,007	252.9
Equity in Net Earnings	$907	$434	109.0
Return on Carried Value *	3.5%	5.9%

Data may differ from actual due to rounding.

7

ALFA CORPORATION

CORPORATE SEGMENT AND ELIMINATIONS (UNAUDITED)

(in thousands, except ratios and per share data)

	Six Months Ended June 30,			Three Months Ended June 30,
	2005	2004	% Change	2005	2004	% Change
INCOME STATEMENT
Revenues
Investment Loss	$(727)	$(560)	(29.8)	$(337)	$(342)	1.5
Interest Expense	(1,104)	(298)	(270.5)	(600)	(143)	(319.6)

Total Net Investment Loss	(1,831)	(858)	(113.4)	(937)	(485)	(93.2)
Premiums - Property and Casualty Insurance	(1,149)	—	(100.0)	(1,149)	—	(100.0)
Other Income	(3,731)	(54)	(6,809.3)	(3,719)	(26)	(14,203.8)

Total Revenues	(6,711)	(912)	(635.9)	(5,805)	(511)	(1,036.0)
Benefits, Losses and Expenses
Claims and Settlement Expenses	(464)	—	(100.0)	(464)	—	(100.0)
Amortization of Deferred Policy Acquisition Costs	(335)	—	(100.0)	(335)	—	(100.0)
Other Operating Expenses	(3,130)	376	(932.4)	(2,872)	142	(2,122.5)

Total Benefits, Claims, Losses and Settlement Expenses	(3,929)	376	(1,144.9)	(3,671)	142	(2,685.2)

Loss Before Provision for Income Taxes	(2,782)	(1,288)	(116.0)	(2,134)	(653)	(226.8)
Provision For Income Taxes	(203)	—	(100.0)	(203)	—	(100.0)

Operating Loss	(2,579)	(1,288)	(100.2)	(1,931)	(653)	(195.7)
Realized Investment Gains, Net of Tax	—	—	0.0	—	—	0.0

Net Loss	$(2,579)	$(1,288)	(100.2)	$(1,931)	$(653)	(195.7)

Operating Loss Per Share - Diluted	$(0.03)	$(0.02)	(100.2)	$(0.02)	$(0.01)	(195.6)
Net Loss Per Share - Diluted	$(0.03)	$(0.02)	(100.2)	$(0.02)	$(0.01)	(195.6)

Data may differ from actual due to rounding.

ALFA CORPORATION

INVESTMENT PORTFOLIO

(in thousands, except ratios and per share data)

Alfa Corporation Consolidated Investment Portfolio - Other Key Information

		Six Months Ended June 30,			Yields		Three Months Ended June 30,			Yields

		2005	2004	% Change	2005	2004	2005	2004	% Change	2005	2004
Net Investment Income and Pre-tax Yield:
Fixed Income Securities		$38,326	$36,410	5.3	5.9%	6.4%[1]	$19,626	$18,406	6.6	6.0%	6.5%[1]
Equity Securities		1,442	1,292	11.6	2.7%	2.3%	892	789	13.1	3.3%	2.8%
Other Investment Income		15,415	14,566	5.8			6,993	7,426	(5.8)
Interest Expense		(4,957)	(2,907)	(70.5)			(2,631)	(1,461)	(80.1)
Investment Expenses		(4,344)	(4,907)	11.5			(1,974)	(2,607)	24.3

Total Net Investment Income		$45,882	$44,454	3.2			$22,906	$22,553	1.6

		6/30/05	12/31/04
Investment Portfolio Composition:
Fixed Income Securities, by Rating: [2]
NAIC Rated	Moody’s Rated
1	Aaa/Aa/A	$1,295,212	$1,251,059	3.5
2	Baa	112,586	97,725	15.2
3	Ba	4,855	5,542	(12.4)
4	B	—	—	0.0
5	Caa	167	296	(43.6)
6	In or near default	—	—	0.0

Total Fixed Income Securities		1,412,820	1,354,622	4.3
Equity Securities		106,500	99,701	6.8
Other Invested Assets		396,438	399,889	(0.9)

Total Investment Portfolio		$1,915,758	$1,854,212	3.3

[1]	Yield on Fixed Income Securities is calculated as annualized income divided by the average of the beginning and end of period amortized investment balances for the same 12-month period, which exclude unrealized investment gains and losses.

[2]	Investment Portfolio Composition values for Fixed Income Securities are based on fair value for available for sale securities and amortized value for held for investment securities.

Data may differ from actual due to rounding.

ALFA CORPORATION

QUARTERLY FINANCIAL SUPPLEMENT

June 30, 2005

(Unaudited)

Additional Information

	01:1Q	01:2Q	01:3Q	01:4Q	2001
Pretax P&C Net Investment Income	6,927,259	7,330,600	9,215,930	7,804,506	31,278,295
Pretax P&C Operating Income	11,832,832	17,381,869	16,226,126	16,910,149	62,350,976
P&C Statutory Invested Assets	529,832,002	542,658,849	551,514,402	557,002,373
P&C Statutory Surplus	247,200,509	256,612,057	262,006,890	269,364,456
P&C Loss & LAE Reserves	142,315,663	141,025,272	140,563,769	138,238,360
Pretax Life Net Investment Income	11,269,815	11,636,260	11,563,799	12,153,399	46,623,273
Pretax Life Operating Income	7,525,273	7,091,057	6,296,551	6,664,855	27,577,736
Life Statutory Invested Assets	684,373,729	694,337,995	696,793,901	708,305,716
Life Statutory Surplus	138,802,337	144,379,715	147,822,321	146,319,826

	02:1Q	02:2Q	02:3Q	02:4Q	2002
Pretax P&C Net Investment Income	7,747,433	8,375,695	7,176,169	7,134,749	30,434,046
Pretax P&C Operating Income	17,393,023	14,283,409	13,309,248	19,211,125	64,196,805
P&C Statutory Invested Assets	562,536,805	587,045,896	592,330,618	598,545,022
P&C Statutory Surplus	276,936,440	274,268,630	285,198,181	291,296,304
P&C Loss & LAE Reserves	140,547,346	144,370,368	145,867,486	145,808,225
Pretax Life Net Investment Income	11,482,042	11,673,726	12,057,548	12,076,982	47,290,298
Pretax Life Operating Income	6,038,921	6,493,899	6,928,507	6,748,195	26,209,522
Life Statutory Invested Assets	731,033,090	737,560,100	735,098,205	749,891,687
Life Statutory Surplus	141,999,217	133,026,858	127,697,259	132,468,334

	03:1Q	03:2Q	03:3Q	03:4Q	2003
Pretax P&C Net Investment Income	6,910,185	7,653,547	7,423,546	6,516,131	28,503,409
Pretax P&C Operating Income	20,276,043	16,813,874	16,415,815	16,120,258	69,625,990
P&C Statutory Invested Assets	619,015,221	626,103,044	640,677,141	643,775,395
P&C Statutory Surplus	300,514,053	308,384,829	314,946,117	323,362,342
P&C Loss & LAE Reserves (1)	144,689,722	145,691,012	147,585,697	139,589,753
Pretax Life Net Investment Income	11,534,769	10,948,305	10,843,170	11,408,366	44,734,610
Pretax Life Operating Income	5,630,299	6,071,633	5,514,256	9,528,981	26,745,169
Life Statutory Invested Assets	771,143,631	809,472,299	808,833,684	823,345,514
Life Statutory Surplus	127,075,494	130,374,293	133,237,013	144,834,065

	04:1Q	04:2Q	04:3Q	04:4Q	2004
Pretax P&C Net Investment Income	7,422,200	7,529,905	8,140,669	11,653,490	34,746,264
Pretax P&C Operating Income	26,792,114	19,926,490	21,341,315	22,749,345	90,809,264
P&C Statutory Invested Assets (2)	663,386,315	668,080,084	716,819,582	716,630,234
P&C Statutory Surplus	335,394,591	343,130,340	334,809,757	369,838,232
P&C Loss & LAE Reserves (1)	144,839,184	144,417,593	151,118,973	150,856,684
Pretax Life Net Investment Income	11,464,207	12,070,627	13,044,596	12,549,202	49,128,632
Pretax Life Operating Income	6,101,031	4,881,196	5,704,300	8,778,931	25,465,458
Life Statutory Invested Assets	850,439,601	865,246,778	876,301,256	890,441,591
Life Statutory Surplus	147,078,186	149,627,085	151,079,986	161,992,039

	05:1Q	05:2Q	05:3Q	05:4Q	2005
Pretax P&C Net Investment Income	9,310,764	8,926,932			18,237,696
Pretax P&C Operating Income	19,002,266	33,255,773			52,258,039
P&C Statutory Invested Assets (2)	705,855,331	715,563,873
P&C Statutory Surplus	372,285,887	385,401,304
P&C Loss & LAE Reserves (1)	145,569,327	141,926,723
Pretax Life Net Investment Income	12,226,938	13,061,800			25,288,738
Pretax Life Operating Income	7,722,260	7,001,604			14,723,864
Life Statutory Invested Assets	923,042,022	932,889,527
Life Statutory Surplus	163,786,697	167,102,347

(1)	P&C Loss & LAE Reserves for fourth quarter 2003, fourth quarter 2004 and periods beginning in 2005 include salvage and subrogation receivables.

(2)	P&C Statutory Invested Assets for fourth quarter 2004 and periods beginning in 2005 reflect a reclassification of premium installment plan receivables into Accounts Receivable.

Definitions of Non-GAAP and Operating Measures

Management believes that disclosure of the following non-GAAP financial measures provides investors with meaningful tools to assess the Company’s ongoing operations. Our methods of calculating these measures may differ from those used by other companies, thereby limiting comparability.

Operating Income is defined as net income excluding realized investment gains and losses, net of applicable taxes. Management uses operating income as a measure of the Company’s ongoing profitability since it eliminates the effect of securities market volatility from earnings.

Operating Income per Share is defined as operating income divided by the weighted average shares outstanding for the reporting period. Management uses operating income per share as a measure of the Company’s ongoing profitability since it eliminates the effect of securities market volatility from earnings.

Operating Return on Equity (Current Period) is defined as operating income for the trailing 12-month period divided by the simple average of the beginning and ending stockholders’ equity of the same 12-month period.

Operating Return on Equity (Prior Period) is defined as operating income for the prior year divided by the simple average of the beginning and ending stockholders’ equity of the same 12-month period.

Return on Equity (Current Period) is defined as net income for the trailing 12-month period divided by the simple average of the beginning and ending stockholders’ equity of the same 12-month period.

Return on Equity (Prior Period) is defined as net income for the prior year divided by the simple average of the beginning and ending stockholders’ equity of the same 12-month.

Lapse Ratio is defined as the number of policies lapsing as a percentage of billings produced during a stated time period.

Actual vs. Expected Mortality Ratio is defined as benefit payments divided by the actuarially estimated benefit payments for the stated time period.

Persistency Ratio is defined as the annualized premium of policies in force at the end of the period as a percentage of the annualized premium paid at the end of the period.

Loan Portfolio Yield is defined as annualized interest income divided by the loan portfolio balance.

Loan Delinquency Ratio is defined as the amount of loans 30 or more days past due divided by the loan portfolio balance.

Return on Carried Value is defined as equity in net earnings divided by the simple average of beginning and end of period carrying value.

Management uses the following GAAP ratios to measure our ongoing operations. Our methods of calculating these measures may differ from those used by other companies, thereby limiting comparability.

Loss Ratio is defined as incurred losses divided by earned premiums.

Loss Adjustment Expense Ratio is defined as loss adjustment expenses divided by earned premiums.

Operating Expense Ratio is defined as total operating expenses divided by earned premiums.

Combined Ratio is defined as the sum of the loss ratio, the loss adjustment expense ratio and the expense ratio or the sum of incurred losses, loss adjustment expenses and total operating expenses divided by earned premiums.